UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2019

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2019, the Board of Directors (the “Board”) of Proofpoint, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (as amended and restated, the “Amended Bylaws”) to implement majority voting in uncontested elections of directors. The Amended Bylaws provide that in uncontested director elections, directors will be elected by a majority of the votes cast at any meeting for the election of directors at which a quorum is present, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. In the event of a contested election, directors will continue to be elected by a plurality of the votes cast at any meeting for the election of directors at which a quorum is present.

In addition, the Board approved amendments to the Company’s Corporate Governance Guidelines to provide that if any nominee for director who is an incumbent director is not elected by majority vote in an uncontested election, the director must tender his or her offer of resignation to the Board. The Nominating and Corporate Governance Committee will then consider such facts and other information that it deems relevant and recommend to the Board the action to be taken with respect to such offer of resignation. Within 30 days following the date of the certification of the election results, the Board will decide whether to accept or reject the tendered resignation, without the participation of the director whose resignation is under consideration.

If such incumbent director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting of stockholders or until his or her successor is duly elected, or his or her earlier death, resignation or removal. If such director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy on the Board or may decrease the size of the Board as provided by the Company’s Amended and Restated Certificate of Incorporation.

The foregoing description of the Amended Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: February 20, 2019	By:	/s/ Paul Auvil
Paul Auvil Chief Financial Officer

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